TECHNE CORPORATION


                        CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Techne Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Oland, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15
    (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          /s/  Thomas E. Oland
                                         ------------------------
                                         Chief Executive and Chief
                                         Financial Officer
                                         May 13, 2003


(A signed original of this written statement required by Section 906 has been provided to Techne Corporation and will be retained by Techne Corporation and furnished to the Securities and Exchange Commission or its staff upon request.)